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                                                                    Exhibit 1(a)

                          BRISTOL-MYERS SQUIBB COMPANY

                              [TITLE OF SECURITIES]

                                 -------------

                             UNDERWRITING AGREEMENT

                                                            ............., 20...
[Names of Representatives]
     As representatives of the several
     Underwriters named in Schedule I hereto, c/o [address].

Ladies and Gentlemen:

      From time to time Bristol-Myers Squibb Company, a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (such firms constituting the "Underwriters") an aggregate of $.......... principal amount of its [CONVERTIBLE] debt securities (the "Securities") specified above, [TO WHICH WARRANTS FOR THE PURCHASE OF SHARES OF [PREFERRED STOCK] [COMMON STOCK, $0.1% PAR VALUE] ("STOCK") OF THE COMPANY (THE "WARRANTS") WILL BE ATTACHED,] less the principal amount of Securities covered by Delayed Delivery Contracts, if any, as provided in Section 3 hereof and as may be specified in Schedule II hereto (any Securities to be covered by Delayed Delivery Contracts are herein sometimes referred to as "Contract Securities" and the Securities to be purchased by the Underwriters (after giving effect to the deduction, if any, for Contract Securities) are herein sometimes referred to as "Underwriters' Securities").

      1. The Company represents and warrants to, and agrees with, each of the Underwriters that:

            (a) Two registration statements on Form S-3 (File Nos. 333-49227 and 333-65444) (the "Initial Registration Statements") in respect of the Securities[,THE WARRANTS,] [AND SHARES OF THE STOCK ISSUABLE UPON [CONVERSION,] [EXERCISE] THEREOF] have been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statements and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to the Initial Registration Statements, but including all documents incorporated by reference in the prospectus contained in the latest registration statement, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing, no other document with respect to the Initial Registration Statements or document incorporated by reference therein has heretofore been filed or transmitted for filing with the Commission (other than prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, each in the form heretofore delivered to the Representatives); and no stop order suspending the effectiveness of any Initial Registration Statement, any post-effective amendment thereto

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      or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statements or filed with the Commission pursuant to Rule 424(a) under the Act, is hereinafter called a "Preliminary Prospectus"); the various parts of the Initial Registration Statements, each as amended to the date of this Agreement, any post-effective amendment thereto and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the Initial Registration Statements at the time such part of the Initial Registration Statements became effective but excluding Form T-1, each as amended at the time such part of the Initial Registration Statements became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Registration Statement"; the prospectus relating to the Securities, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, being hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Initial Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Initial Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

            (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the


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      Company by an Underwriter through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities;

            (c) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities;

            (d) Neither the Company nor any of its Significant Subsidiaries, as defined in Rule 1-02 (w) of Regulation S-X under the Securities Act (the "Significant Subsidiaries") has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock or long-term debt of the Company or any of its Significant Subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus;

            (e) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus;

            (f) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

            (g) The Securities have been duly authorized, and, when issued, duly authenticated pursuant to the Indenture and delivered to and paid for by the Underwriters pursuant to this Agreement and, in the case of any Contract Securities, pursuant to Delayed Delivery Contracts (as defined in
      Section 3 hereof) will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the indenture, [DATED AS OF JUNE 1, 1993, BETWEEN THE COMPANY AND THE CHASE MANHATTAN BANK, AS TRUSTEES (THE "TRUSTEE")] [SUBORDINATED INDENTURE] (the "Indenture"), under which they are to be issued, which is substantially in the form filed as an exhibit to the Registration Statement; the Indenture has been duly authorized and duly qualified under


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      the Trust Indenture Act and, at the Time of Delivery (as defined in
      Section 4 hereof), the Indenture will constitute a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture conforms, and the Securities will conform to the descriptions thereof contained in the Prospectus as amended or supplemented;

            (h) In the event any of the Securities are purchased pursuant to Delayed Delivery Contracts, each of such Delayed Delivery Contracts has been duly authorized by the Company and, when executed and delivered by the Company and the purchaser named therein, will constitute a valid and legally binding agreement of the Company enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and any Delayed Delivery Contracts conform to the description thereof in the Prospectus;

            [( ) WHEN THE SECURITIES ARE DELIVERED AND PAID FOR PURSUANT TO THIS AGREEMENT, SUCH SECURITIES WILL BE CONVERTIBLE INTO SHARES OF STOCK OF THE COMPANY IN ACCORDANCE WITH THEIR TERMS; THE SHARES OF STOCK INITIALLY ISSUABLE UPON CONVERSION OF SUCH SECURITIES HAVE BEEN DULY AUTHORIZED AND RESERVED FOR ISSUANCE UPON SUCH CONVERSION AND, WHEN ISSUED UPON SUCH CONVERSION, WILL BE VALIDLY ISSUED, FULLY PAID AND NON-ASSESSABLE; THE OUTSTANDING SHARES OF STOCK HAVE BEEN DULY AUTHORIZED AND VALIDLY ISSUED, ARE FULLY PAID AND NON-ASSESSABLE AND CONFORM TO THE DESCRIPTION THEREOF CONTAINED IN THE PROSPECTUS; AND THE STOCKHOLDERS OF THE COMPANY HAVE NO PREEMPTIVE RIGHTS WITH RESPECT TO THE STOCK;]

             [( ) THE WARRANTS HAVE BEEN DULY AUTHORIZED AND, WHEN ISSUED AND DELIVERED PURSUANT TO THIS AGREEMENT AND COUNTERSIGNED BY THE WARRANT AGENT AS PROVIDED IN THE WARRANT AGREEMENT, WILL HAVE BEEN DULY EXECUTED, COUNTERSIGNED, ISSUED AND DELIVERED AND WILL CONSTITUTE VALID AND LEGALLY BINDING OBLIGATIONS OF THE COMPANY ENTITLED TO THE BENEFITS PROVIDED BY
      THE WARRANT AGREEMENT TO BE DATED AS OF ............, 20.. (THE "WARRANT
      AGREEMENT") BETWEEN THE COMPANY AND ..............., AS WARRANT AGENT (THE
      "WARRANT AGENT"), UNDER WHICH THEY ARE TO BE ISSUED, WHICH WILL BE SUBSTANTIALLY IN THE FORM FILED AS AN EXHIBIT TO THE REGISTRATION STATEMENT; THE WARRANT AGREEMENT HAS BEEN DULY AUTHORIZED AND, WHEN EXECUTED BY THE COMPANY AND THE WARRANT AGENT, WILL CONSTITUTE A VALID AND LEGALLY BINDING INSTRUMENT ENFORCEABLE IN ACCORDANCE WITH ITS TERMS, SUBJECT, AS TO ENFORCEMENT, TO BANKRUPTCY, INSOLVENCY, REORGANIZATION AND OTHER LAWS OF GENERAL APPLICABILITY RELATING TO OR AFFECTING CREDITORS' RIGHTS AND TO GENERAL EQUITY PRINCIPLES; AND THE WARRANTS AND THE WARRANT AGREEMENT CONFORM TO THE DESCRIPTIONS THEREOF IN THE PROSPECTUS;]

            (i) The issue and sale of the Securities [AND THE WARRANTS] and the compliance by the Company with all of the provisions of the Securities, [THE WARRANTS,] the Indenture, [THE WARRANT AGREEMENT,] each of the Delayed Delivery Contracts, and this Agreement, and the consummation of the transactions herein and therein contemplated will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement


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      or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, except for such breaches, violations and defaults that individually and in the aggregate would not reasonably be expected to have a Material Adverse Effect on the current or future consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries (a "Material Adverse Effect"), (ii) result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company, or (iii) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties, except for such breaches, violations and defaults that individually and in the aggregate would not reasonably be expected to have a Material Adverse Effect; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities [OR THE WARRANTS] or the consummation by the Company of the transactions contemplated by this Agreement[, OR THE WARRANT AGREEMENT,] or the Indenture or any Delayed Delivery Contract, except such as have been, or will have been prior to the Time of Delivery, obtained under the Act and the Trust Indenture Act, or which if not obtained would not have a Material Adverse Effect on the consummation by the Company of the transactions contemplated by this Agreement, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities [OR WARRANTS] by the Underwriters;

            (j) The statements set forth in the Prospectus under the caption "Description of the Debt Securities" [AND "DESCRIPTION OF WARRANTS"] [AND "DESCRIPTION OF [COMMON STOCK] [PREFERRED STOCK]"], insofar as they purport to constitute a summary of the terms of the Securities[, THE WARRANTS] [AND THE STOCK], and under the captions "Plan of Distribution" and "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

            (k) Neither the Company nor any of its Significant Subsidiaries is in violation of its Certificate of Incorporation or By-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except for such violations that individually and in the aggregate would not reasonably be expected to have a Material Adverse Effect;

            (l) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its Significant Subsidiaries is a party or of which any property of the Company or any of its Significant Subsidiaries is the subject which, if determined adversely to the Company or any of its Significant Subsidiaries, would individually or in the aggregate have a Material Adverse Effect; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

            (m) Except as described in the Prospectus, to the Company's knowledge, the Company and its Significant Subsidiaries own, possess or have the right to employ sufficient patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential


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      information, software, systems or procedures), trademarks, service marks and trade names, inventions, computer programs, technical data and information (collectively, the "Intellectual Property Rights") reasonably necessary to conduct their businesses as now conducted. Neither the Company nor any of its Significant Subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the Intellectual Property Rights except as would not reasonably be expected to, individually or in the aggregate, result in a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business. Except as described in the Prospectus, to the Company's knowledge the use of the Intellectual Property Rights in connection with the business and operations of the Company and its subsidiaries does not infringe on the rights of any person, except as could not reasonably be expected to individually or in the aggregate result in a Material Adverse Effect;

            (n) The Company and each of the Significant Subsidiaries is not in violation of any statute, or any rule, regulation, decision or order of any governmental agency or body or any court relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmental laws"), does not own or operate any real property which to its knowledge is contaminated with any substance that is subject to any environmental laws, is not to its knowledge liable for any off-site disposal or contamination pursuant to any environmental laws, and is not subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would have, individually or in the aggregate, a Material Adverse Effect; and the Company is not aware of any pending investigation which could reasonably be expected to lead to such a claim;

            (o) The Company is not and, after giving effect to the offering and sale of the Securities, will not be an "investment company", as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

            (p) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes;

            (q) PricewaterhouseCoopers LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

      2. Subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price of .....% of the principal amount thereof, plus accrued interest, if any, from ...................., 20...... to the Time of Delivery hereunder, the principal amount of Securities set forth opposite the name of such Underwriter in Schedule I hereto [TO WHICH WARRANTS WILL BE ATTACHED,] less such Underwriter's portion of Contract Securities, if any, determined as provided in Section 3 hereof.

      3. Upon the authorization by the Representatives of the release of such Underwriters' Securities, the several Underwriters propose to offer such Underwriters' Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.


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      [THE COMPANY HEREBY AUTHORIZES THE UNDERWRITERS TO SOLICIT OFFERS TO
PURCHASE SECURITIES FROM THE COMPANY PURSUANT TO DELAYED DELIVERY CONTRACTS (HEREIN CALLED "DELAYED DELIVERY CONTRACTS"), SUBSTANTIALLY IN THE FORM OF ANNEX III ATTACHED HERETO BUT WITH SUCH CHANGES THEREIN AS THE REPRESENTATIVES AND THE COMPANY MAY AUTHORIZE OR APPROVE. THE UNDERWRITERS WILL ENDEAVOR TO MAKE SUCH ARRANGEMENTS, AND AS COMPENSATION THEREFOR THE COMPANY WILL PAY TO THE REPRESENTATIVES, FOR THE ACCOUNTS OF THE UNDERWRITERS, AT THE TIME OF DELIVERY (AS DEFINED IN SECTION 4 HEREOF), A COMMISSION OF ...% OF THE PRINCIPAL AMOUNT OF SECURITIES FOR WHICH DELAYED DELIVERY CONTRACTS HAVE BEEN MADE. DELAYED DELIVERY CONTRACTS ARE TO BE WITH INVESTORS OF THE TYPES DESCRIBED IN THE PROSPECTUS AND SUBJECT TO OTHER CONDITIONS THEREIN SET FORTH. THE UNDERWRITERS WILL NOT HAVE ANY RESPONSIBILITY WITH RESPECT TO THE VALIDITY OR PERFORMANCE OF ANY DELAYED DELIVERY CONTRACTS.

      THE PRINCIPAL AMOUNT OF CONTRACT SECURITIES TO BE DEDUCTED FROM THE PRINCIPAL AMOUNT OF SECURITIES TO BE PURCHASED BY EACH UNDERWRITER AS SET FORTH IN SCHEDULE I HERETO SHALL BE, IN EACH CASE, THE PRINCIPAL AMOUNT OF CONTRACT SECURITIES WHICH THE COMPANY HAS BEEN ADVISED BY THE REPRESENTATIVES HAVE BEEN ATTRIBUTED TO SUCH UNDERWRITER, PROVIDED THAT, IF THE COMPANY HAS NOT BEEN SO ADVISED, THE AMOUNT OF CONTRACT SECURITIES TO BE SO DEDUCTED SHALL BE, IN EACH CASE, THAT PROPORTION OF CONTRACT SECURITIES WHICH THE PRINCIPAL AMOUNT OF SECURITIES TO BE PURCHASED BY SUCH UNDERWRITER UNDER THIS AGREEMENT BEARS TO THE TOTAL PRINCIPAL AMOUNT OF THE SECURITIES (ROUNDED AS THE REPRESENTATIVES MAY DETERMINE). THE TOTAL PRINCIPAL AMOUNT OF UNDERWRITERS' SECURITIES TO BE PURCHASED BY ALL THE UNDERWRITERS PURSUANT HERETO SHALL BE THE TOTAL PRINCIPAL AMOUNT OF SECURITIES SET FORTH IN SCHEDULE I HERETO LESS THE PRINCIPAL AMOUNT OF THE CONTRACT SECURITIES. THE COMPANY WILL DELIVER TO THE REPRESENTATIVES NOT LATER THAN 3:30 P.M., NEW YORK CITY TIME, ON THE THIRD BUSINESS DAY PRECEDING THE TIME OF DELIVERY (OR SUCH OTHER TIME AND DATE AS THE REPRESENTATIVES AND THE COMPANY MAY AGREE UPON IN WRITING), A WRITTEN NOTICE SETTING FORTH THE PRINCIPAL AMOUNT OF CONTRACT SECURITIES.]

      4. (a) The Underwriters' Securities to be purchased by each Underwriter hereunder will be represented by one or more definitive global Securities in book-entry form which will be deposited by or on behalf of the Company with The Depository Trust Company ("DTC") or its designated custodian. The Company will deliver the Securities to the Representatives, for the account of each Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Company to the Representatives at least forty-eight hours in advance, by causing DTC to credit the Securities to the account of the Representatives at DTC. The Company will cause the certificates representing the Securities to be made available to the Representatives for checking at least twenty-four hours prior to the Time of Delivery (as defined below) at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on
 ....................., 20.. or such other time and date as the Representatives and the Company may agree upon in writing. Such time and date are herein called the "Time of Delivery". Concurrently with the delivery and payment of the Underwriters' Securities, the Company will deliver to the Representatives for the accounts of the Underwriters, a check payable to the order of the Representatives in the amount of the compensation payable by the Company to the Underwriters in respect of any Delayed Delivery Contracts as provided in Section 3 hereof.


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      (b) The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Securities and any additional documents requested by the Underwriters pursuant to Section 7(j) hereof, will be delivered at the offices of [UNDERWRITERS' COUNSEL] (the "Closing Location"), and the Securities will be delivered at the Designated Office, all at the Time of Delivery. A meeting will be held at the Closing Location at ......... p.m., New York City time, on the
New York Business Day next preceding the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this
Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York City are generally authorized or obligated by law or executive order to close.

      5. The Company agrees with each of the Underwriters of any Securities:

            (a) To prepare the Prospectus as amended or supplemented in relation to the applicable Securities in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of this Agreement and prior to the Time of Delivery for such Securities which shall be disapproved by the Representatives for such Securities promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement after such Time of Delivery and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Securities, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of such Securities [ OR THE WARRANTS OR THE SHARES OF STOCK ISSUABLE UPON EXERCISE OF THE WARRANTS] [OR THE SHARES OF STOCK ISSUABLE UPON CONVERSION OF THE SECURITIES] for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order;

            (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify such Securities[, THE WARRANTS AND THE SHARES OF STOCK ISSUABLE UPON EXERCISE OF THE WARRANTS] [AND THE SHARES OF STOCK ISSUABLE UPON CONVERSION OF THE SECURITIES] for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to


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      permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

            (c) Prior to [5:00 P.M., NEW YORK CITY TIME, ON THE NEW YORK BUSINESS DAY NEXT SUCCEEDING THE DATE OF THIS AGREEMENT] and from time to time thereafter to the extent delivery of a Prospectus is required, to furnish the Underwriters with written and electronic copies of the Prospectus in New York City as amended or supplemented in such quantities as the Representatives may reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Securities[, THE WARRANTS AND THE SHARES OF STOCK ISSUABLE UPON EXERCISE OF THE WARRANTS] [AND THE SHARES OF STOCK ISSUABLE UPON CONVERSION OF THE SECURITIES] and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period as a Prospectus is required to be delivered to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

            (d) To make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

            (e) During the period beginning from the date hereof and continuing to and including the Time of Delivery, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company which mature more than one year after such Time of Delivery and which are substantially similar to such Securities [OR THE STOCK, INCLUDING BUT NOT LIMITED TO ANY SECURITIES THAT ARE CONVERTIBLE INTO OR EXCHANGEABLE FOR, OR THAT REPRESENT THE RIGHT TO RECEIVE, STOCK OR ANY SUCH SUBSTANTIALLY SIMILAR SECURITIES (OTHER THAN PURSUANT TO EMPLOYEE STOCK OPTION PLANS EXISTING ON, OR UPON THE CONVERSION OR EXCHANGE OF CONVERTIBLE OR EXCHANGEABLE SECURITIES OUTSTANDING AS OF, THE DATE OF THIS AGREEMENT)], without the prior written consent of the Representatives; [AND]

            (f) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by [10:00 P.M., WASHINGTON, D.C. TIME, ON THE DATE OF THIS AGREEMENT,] and the Company shall at the time of filing either pay to the Commission the filing fee for the

      Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act [; AND] [.].

            [( ) TO RESERVE AND KEEP AVAILABLE AT ALL TIMES, FREE OF PREEMPTIVE RIGHTS, SHARES OF STOCK FOR THE PURPOSE OF ENABLING THE COMPANY TO SATISFY ANY OBLIGATION TO ISSUE SHARES OF ITS STOCK UPON [CONVERSION OF THE SECURITIES] [EXERCISE OF THE WARRANTS]; AND]

            [( ) TO USE ITS BEST EFFORTS TO LIST, SUBJECT TO NOTICE OF ISSUANCE, THE SECURITIES [AND THE WARRANTS] [AND THE SHARES OF STOCK [ISSUABLE UPON CONVERSION OF THE SECURITIES] [ISSUABLE UPON EXERCISE OF THE WARRANTS]] ON THE NEW YORK STOCK EXCHANGE AND THE PACIFIC EXCHANGE, INC.]

      6. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities [, THE WARRANTS AND THE SHARES OF STOCK ISSUABLE UPON EXERCISE OF THE WARRANTS] [AND THE SHARES OF STOCK ISSUABLE UPON CONVERSION OF THE SECURITIES] under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Indenture, [THE WARRANT AGREEMENT,] any Delayed Delivery Contracts, any Blue Sky and Legal Investment Memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities [AND THE WARRANTS];
(iii) all expenses in connection with the qualification of the Securities[, THE WARRANTS AND THE SHARES OF STOCK ISSUABLE UPON EXERCISE OF THE WARRANTS] [AND THE SHARES OF STOCK ISSUABLE UPON CONVERSION OF THE SECURITIES] for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and Legal Investment Surveys; (iv) any fees charged by securities rating services for rating the Securities; (v) any filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities [AND THE WARRANTS]; (vi) the cost of preparing the Securities [AND THE WARRANTS]; (vii) the fees and expenses of any Trustee and any agent of any Trustee and the fees and disbursements of counsel for any Trustee in connection with any Indenture and the Securities; [(viii) THE FEES AND EXPENSES OF THE WARRANT AGENT AND ANY AGENT OF THE WARRANT AGENT AND THE FEES AND DISBURSEMENTS OF COUNSEL FOR THE WARRANT AGENT IN CONNECTION WITH THE WARRANT AGREEMENT AND THE WARRANTS;] and (ix) all other costs and expenses incident to the performance of its obligations hereunder and under any Delayed Delivery Contracts which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 12 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities [AND THE WARRANTS] by them, and any advertising expenses connected with any offers they may make.

      7. The obligations of the Underwriters hereunder shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company in or incorporated by reference herein are, at and as of the Time of

Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

      (a) The Prospectus as amended or supplemented shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by [10:00 P.M., WASHINGTON, D.C. TIME, ON THE DATE OF THIS AGREEMENT]; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction;

      (b) Counsel for the Underwriters shall have furnished to the Representatives such written opinion or opinions, dated the Time of Delivery, with respect to the matters covered in paragraphs (i), (ii), (iii), (iv), (v),
(vi), (vii), (viii) and (ix) of subsection (c) below as well as such other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

      (c) Cravath, Swaine & Moore, special counsel for the Company, shall have furnished to the Representatives their written opinions, dated the Time of Delivery, in form and substance satisfactory to the Representatives, to the effect that:

                  (i) Based solely on its review of a certificate from the
            Secretary of State of Delaware, the Company is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus as amended or supplemented;

                  (ii) This Agreement has been duly authorized, executed and delivered by the Company;

                  (iii) The Securities have been duly authorized; the
            Underwriters' Securities have been duly executed and delivered and, when duly authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture; the Contract Securities, if any, when executed, authenticated, issued and delivered pursuant to the Indenture and Delayed Delivery Contracts, if any, will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture; and the Securities and the Indenture conform to the descriptions thereof in the Prospectus as amended or supplemented;

                  [( ) THE WARRANTS HAVE BEEN DULY AUTHORIZED, EXECUTED, ISSUED
            AND DELIVERED AND, WHEN COUNTERSIGNED BY THE WARRANT AGENT AS PROVIDED IN THE WARRANT AGREEMENT, WILL CONSTITUTE VALID AND LEGALLY BINDING OBLIGATIONS OF THE COMPANY ENTITLED TO THE BENEFITS PROVIDED BY THE WARRANT AGREEMENT; THE WARRANT AGREEMENT HAS BEEN DULY AUTHORIZED, EXECUTED AND DELIVERED BY THE PARTIES THERETO AND CONSTITUTES A VALID AND LEGALLY BINDING INSTRUMENT ENFORCEABLE IN ACCORDANCE WITH ITS TERMS, SUBJECT, AS TO

            ENFORCEMENT, TO BANKRUPTCY, INSOLVENCY, REORGANIZATION AND OTHER LAWS OF GENERAL APPLICABILITY RELATING TO OR AFFECTING CREDITORS' RIGHTS AND TO GENERAL EQUITY PRINCIPLES; AND THE WARRANT AGREEMENT CONFORMS TO THE DESCRIPTION THEREOF IN THE PROSPECTUS;]

                  [( ) [THE SHARES OF STOCK [INITIALLY ISSUABLE UPON CONVERSION
            OF THE SECURITIES] [INITIALLY ISSUABLE UPON EXERCISE OF THE WARRANTS] HAVE BEEN DULY AND VALIDLY AUTHORIZED AND RESERVED FOR ISSUANCE AND, WHEN ISSUED AND DELIVERED IN ACCORDANCE WITH THE PROVISIONS OF THE [SECURITIES AND THE INDENTURE] [WARRANT AGREEMENT], WILL BE DULY AND VALIDLY ISSUED AND FULLY PAID AND NON-ASSESSABLE, AND WILL CONFORM TO THE DESCRIPTION OF THE STOCK CONTAINED IN THE PROSPECTUS;]

                  (iv) The Indenture has been duly authorized, executed and
            delivered by the Company and constitutes a valid and legally binding instrument of the Company, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture has been duly qualified under the Trust Indenture Act;

                  (v) The statements set forth in the Prospectus under the
            caption "Description of the Debt Securities" [AND "DESCRIPTION OF [COMMON STOCK] [PREFERRED STOCK]"] [AND "DESCRIPTION OF THE WARRANTS"], insofar as they purport to constitute a summary of the terms of the Securities[, THE WARRANTS] [AND THE STOCK] are accurate, complete and fair;

                  (vi) In the event any of the Securities are to be purchased pursuant to Delayed Delivery Contracts, each of such Delayed Delivery Contracts has been duly authorized, executed and delivered by the Company and, assuming such Delayed Delivery Contract has been duly executed and delivered by the purchaser named therein, constitutes a valid and legally binding agreement of the Company enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and any Delayed Delivery Contracts conform to the description thereof in the Prospectus as amended or supplemented;

                  (vii) The Company is not an "investment company", as such term is defined in the Investment Company Act;

                  (viii) The Registration Statement and the Prospectus as
            amended or supplemented and any further amendments and supplements thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder; and

                  (ix) Although they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinion in subsection (v) of this Section 7(c), they have no reason to believe that, as of its effective date, the Registration Statement, as most recently amended, or any further amendment thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules and information of a financial or accounting nature therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules and information of a financial or accounting nature therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of the Time of Delivery, either the Registration Statement or the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and they do not know of any amendment to the Registration Statement required to be filed or any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the Registration Statement or the Prospectus as amended or supplemented which are not filed or incorporated by reference or described as required;

      (d) John L. McGoldrick, general counsel for the Company, shall have furnished to the Representatives its written opinion, dated the Time of Delivery, in form and substance satisfactory to the Representatives, to the effect that:

                  (i) The Company has been duly incorporated and is validly
            existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus as amended or supplemented;

                  (ii) The Company has an authorized capitalization as set forth in the Prospectus as amended or supplemented and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

                  (iii) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its Significant Subsidiaries is a party or of which any property of the Company or any of its Significant Subsidiaries is the subject which, if determined adversely to the Company or any of its Significant Subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and its Significant Subsidiaries; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                  (iv) Neither the Company nor any of its Significant
            Subsidiaries is in violation of its By-laws or Certificate of Incorporation or, to the best of such counsel's knowledge, in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it is a party or by which it or any of its properties may be bound, except for such violations and defaults that individually and in the aggregate would not reasonably be expected to have a Material Adverse Effect;

                  (v) The issue and sale of the Securities [AND WARRANTS] and the compliance by the Company with all of the provisions of the Securities, the Indenture, [THE WARRANT AGREEMENT,] each of the Delayed Delivery Contracts, if any, this Agreement and the consummation of the transactions herein and therein contemplated will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, except for such breaches, violations and defaults that individually and in the aggregate would not reasonably be expected to have a Material Adverse Effect, (ii) result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or (iii) result in any violation of any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its properties, except for such breaches, violations and defaults that individually and in the aggregate would not reasonably be expected to have a Material Adverse Effect;

                  (vi) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities [OR THE WARRANTS] or the consummation by the Company of the transactions contemplated by this Agreement or the Indenture [OR THE WARRANT AGREEMENT] or any of such Delayed Delivery Contracts, except such as have been obtained under the Act and the Trust Indenture Act [OR SUCH AS MAY BE REQUIRED UNDER THE ACT IN CONNECTION WITH THE SHARES OF STOCK ISSUABLE UPON [EXERCISE OF THE WARRANTS] [CONVERSION OF THE SECURITIES], or which if not obtained would not have a Material Adverse Effect on the consummation by the Company of the transactions contemplated by this Agreement, and such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities [AND THE WARRANTS] by the Underwriters;

                  (vii) The documents incorporated by reference in the
            Prospectus as amended or supplemented (other than the financial statements and related schedules and information of a financial or accounting nature therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents (other than the financial statements and related schedules and information of a financial or accounting nature therein, as to which such counsel need express no opinion), when they became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and

                  (viii) The Registration Statement and the Prospectus as
            amended or supplemented and any further amendments and supplements thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules and information of a financial or accounting nature therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder; although such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, such counsel has no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules and information of a financial or accounting nature therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of the Time of Delivery, either the Registration Statement or the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules and information of a financial or accounting nature therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and such counsel does not know of any amendment to the Registration Statement required to be filed or any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the Registration Statement or the Prospectus as amended or supplemented which are not filed or incorporated by reference or described as required;

      (e) On the date of the Prospectus at a time prior to the execution of this Agreement and at the Time of Delivery, the independent accountants of the Company who have certified the consolidated financial statements of the Company included or incorporated by reference in the Registration Statement shall have furnished to the Representatives a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to the Representatives, to the effect set forth in Annex II hereto, and with respect to such letter dated the date of the Prospectus, as to such other matters as the Representatives may reasonably request;

      (f) (i) Neither the Company nor any of its Significant Subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended prior to the date hereof any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended prior to the date hereof, and
(ii) since the respective dates as of which information is given in the Prospectus as amended prior to the date hereof there shall not have been any change in the capital stock or long-term debt of the Company or any of its Significant Subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its Significant Subsidiaries, otherwise than as set forth or contemplated in the Prospectus as amended prior to the date hereof, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Underwriters' Securities [AND THE WARRANTS] on the terms and in the manner contemplated in the Prospectus as first amended or supplemented;

      (g) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company's debt securities or preferred stock by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities or preferred stock;

      (h) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (iv) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Underwriters' Securities [AND THE WARRANTS] on the terms and in the manner contemplated in the Prospectus;

      (i) The Company shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses, on the New York Business Day next succeeding the date of this Agreement;

      [( ) THE SHARES OF STOCK ISSUABLE UPON [CONVERSION OF THE SECURITIES] [EXERCISE OF THE WARRANTS] SHALL HAVE BEEN DULY LISTED, SUBJECT TO THE NOTICE OF ISSUANCE, ON THE NEW YORK STOCK EXCHANGE AND THE PACIFIC EXCHANGE, INC.; AND]

      (j) The Company shall have furnished or caused to be furnished to the Representatives at the Time of Delivery a certificate or certificates of officers of the Company satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (e) of this Section and as to such other matters as the Representatives may reasonably request.

      8. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; and provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter of Securities through the Representatives expressly for use in the Prospectus as amended or supplemented; and provided, further, that the Company shall not be liable to any Underwriter under the indemnity agreement in this subsection (a) with respect to any Preliminary Prospectus to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold any Securities to a person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference) or of the Prospectus as then amended or supplemented (excluding documents incorporated by reference) in any case where such delivery is required by the Act if the Company had previously furnished copies thereof in sufficient quantity to such Underwriter and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus which was identified in writing at such time to such Underwriter and corrected in the Prospectus (excluding documents incorporated by reference) or in the Prospectus as then amended or supplemented (excluding documents incorporated by reference).

      (b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

      (c) Promptly after receipt by an indemnified party under subsection (a) or
(b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

      (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities [AND THE

WARRANTS] to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters Securities [AND THE WARRANTS] on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by PRO RATA allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities [AND THE WARRANTS] underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Securities and not joint.

      (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

      9. (a) If any Underwriter shall default in its obligation to purchase the Underwriters' Securities [AND WARRANTS] which it has agreed to purchase hereunder, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Underwriters' Securities [AND WARRANTS] on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Underwriters' Securities[ AND WARRANTS], then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Underwriters' Securities [AND WARRANTS] on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company that they have so arranged for the purchase of such Underwriters' Securities[ AND WARRANTS], or the Company notifies the Representatives that it has so arranged for the purchase of such Underwriters' Securities[ AND WARRANTS], the Representatives or the Company shall have the right to postpone the Time of Delivery for such Underwriters' Securities [AND WARRANTS] for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement.

      (b) If, after giving effect to any arrangements for the purchase of the Underwriters' Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of such Underwriters' Securities [AND THE WARRANTS] which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Underwriters' Securities [AND WARRANTS] which such Underwriter agreed to purchase hereunder and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Securities [AND WARRANTS] which such Underwriter agreed to purchase hereunder) of the Underwriters' Securities [AND WARRANTS] of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

      (c) If, after giving effect to any arrangements for the purchase of the Underwriters' Securities [AND WARRANTS] of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection
(a) above, the aggregate principal amount of Underwriters' Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of the Securities[ AND THE WARRANTS], as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Underwriters' Securities [AND WARRANTS] of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

      10. [EACH UNDERWRITER AGREES THAT IT WILL NOT OFFER, SELL OR DELIVER ANY OF THE SECURITIES IN ANY JURISDICTION OUTSIDE THE UNITED STATES EXCEPT UNDER CIRCUMSTANCES THAT WILL RESULT IN COMPLIANCE WITH THE APPLICABLE LAWS THEREOF, AND THAT IT WILL TAKE AT ITS OWN EXPENSE WHATEVER ACTION IS REQUIRED TO PERMIT ITS PURCHASE AND RESALE OF SECURITIES IN SUCH JURISDICTIONS.] [ADD OTHER INTERNATIONAL REPRESENTATIONS AND AGREEMENTS AS APPLICABLE.]

      11. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities[ AND THE WARRANTS].

      12. If this Agreement shall be terminated pursuant to Section 9 hereof, the Company shall not then be under any liability to any Underwriter except as provided in Sections 6 and 8 hereof; but, if for any other reason Underwriters' Securities [OR WARRANTS] are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Securities, but the Company shall then be under no further liability to any Underwriter with respect to such Securities [AND WARRANTS] except as provided in Sections 6 and 8 hereof.

      13. In all dealings hereunder, the Representatives of the Underwriters shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives [JOINTLY OR BY [_______] AS THE REPRESENTATIVES].

      All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives at [ADDRESS]; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration
Statement: Attention: Secretary; PROVIDED, HOWEVER, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address, which address will be supplied to the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

      14. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Sections 8 and 11 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities [OR ANY OF THE WARRANTS] from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

      15. Time shall be of the essence of this Agreement. As used herein, "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

      16. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

      17. This Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

      18. The Company is authorized, subject to applicable law, to disclose any and all aspects of this potential transaction that are necessary to support any U.S. federal income tax benefits expected to be claimed with respect to such transaction, without the Underwriters imposing any limitation of any kind.

      If the foregoing is in accordance with your understanding, please sign and return to us five counterparts hereof.

                                          Very truly yours,

                                          BRISTOL-MYERS SQUIBB COMPANY

                                          By:.................................
                                             Name:
                                             Title:

Accepted as of the date hereof:

[NAMES OF REPRESENTATIVES]

By:    ...................................


        On behalf of each of the Underwriters

                                   SCHEDULE I

                                                               PRINCIPAL
                                                               AMOUNT OF
                                                               SECURITIES
                                                                 TO BE
                        UNDERWRITER                            PURCHASED
                        -----------                            ---------

                                                             $
































                                                             -----------
            Total.........................................   $
                                                             ===========

                                                                        ANNEX II

      Pursuant to Section 7(e) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

            (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable rules and regulations adopted by the Commission;

            (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) audited by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related rules and regulations; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the representative or representatives of the Underwriters (the "Representatives") such term to include an Underwriter or Underwriters who act without any firm being designated as its or their representatives and are attached to such letters;

            (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Company's Quarterly Reports on Form 10-Q incorporated by reference into the Prospectus as indicated in their reports thereon; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related rules and regulations adopted by the Commission;

            (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for five such fiscal years included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

            (v) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                  (A) (i) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related rules and regulations adopted by the Commission, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus or included in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus for them to be in conformity with generally accepted accounting principles;

                  (B) any other unaudited income statement data and balance
            sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                  (C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                  (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the rules and regulations adopted by the Commission thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                  (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                  (F) for the period from the date of the latest financial
            statements included or incorporated by reference in the Prospectus to the specified date referred to in clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

            (vi) In addition to the audit referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

      All references in this Annex II to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Underwriting Agreement as of the date of the letter delivered on the date of the Underwriting Agreement for purposes of such letter and to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) in relation to the Securities for purposes of the letter delivered at the Time of Delivery.

                                    ANNEX III

                            DELAYED DELIVERY CONTRACT

Bristol-Myers Squibb Company,
c/o [name of Representative].


Attention:......................                       ..............  , 200....



Ladies and Gentlemen:

      The undersigned hereby agrees to purchase from Bristol-Myers Squibb Company (hereinafter called the "Company"), and the Company agrees to sell to the undersigned,

                                   $.........

principal amount of the Company's Debt Securities (hereinafter called the
"Securities"), offered by the Company's Prospectus, dated .............., 200.., as amended or supplemented, receipt of a copy of which is hereby acknowledged, at a purchase price of .....% of the principal amount thereof, plus accrued interest from the date from which interest accrues as set forth below, and on the further terms and conditions set forth below.

      The undersigned will purchase the Securities from the Company on
 .............., 200...(the "Delivery Date") and interest on the Securities so purchased will accrue from .............., 200....

      The undersigned will purchase the Securities from the Company on the delivery date or dates and in the principal amount or amounts set forth below:


                                                    Principal                  Date from Which
                   Delivery Date                     Amount                    Interest Accrues
                   -------------                     ------                    ----------------

           ....................., 200..          $.............          ....................., 200..
           ....................., 200..          $.............          ....................., 200..

Each such date on which Securities are to be purchased hereunder is hereinafter referred to as a "Delivery Date."

      Payment for the Securities which the undersigned has agreed to purchase on each Delivery Date shall be made to the Company by wire transfer of Federal (same day) funds to a bank account specified by the Company, on such Delivery Date upon delivery to the undersigned of the Securities then to be purchased by the undersigned in definitive fully registered form and in such denominations and registered in such names as the undersigned may designate by written, telex or facsimile communication addressed to the Company not less than five full business days prior to such Delivery Date.

      The obligation of the undersigned to take delivery of and make payment for Securities on each Delivery Date shall be subject to the condition that the purchase of Securities to be made by the undersigned shall not on such Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned is subject. The obligation of the undersigned to take delivery of and make payment for Securities shall not be affected by the failure of any purchaser to take delivery of and make payment for Securities pursuant to other contracts similar to this contract.

      The undersigned understands that Underwriters (the "Underwriters") are also purchasing Securities from the Company, but that the obligations of the Undersigned hereunder are not contingent on such purchases. Promptly after completion of the sale to the Underwriters the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the Opinion of Counsel for the Company delivered to the Underwriters in connection therewith.

      The undersigned represents and warrants that, as of the date of this contract, the undersigned is not prohibited from purchasing the Securities hereby agreed to be purchased by it under the laws of the jurisdiction to which the undersigned is subject.

      This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

      This contract may be executed by either of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

      It is understood that the acceptance by the Company of any Delayed Delivery Contract (including this contract) is in the Company's sole discretion and that, without limiting the foregoing, acceptances of such contracts need not be on a first-come, first-served basis. If this contract is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned when such counterpart is so mailed or delivered by the Company.

                                          Yours very truly,



                                          By:
                                             -----------------------------------
                                                 (Authorized Signature)
                                             Name:
                                             Title:

                                          --------------------------------------
                                                       (Address)



Accepted: ______________________, 200__

BRISTOL-MYERS SQUIBB COMPANY

By:
   ------------------------------------
   Name:
   Title:




                                       3